The First Australia Prime Income Fund, Inc.
                                  (AMEX: FAX)


                            THE NEED FOR HIGH YIELDS


                                     [LOGO]

                                THE NEXT DECADE


            EquitiLink International Management Limited - April 1998

WHAT FIRST AUSTRALIA PRIME INCOME
FUND HAS DELIVERED                                                       [LOGO]
--------------------------------------------------------------------------------

                                             Australian 10-yr government
o    High income                                     bond yields

o    Capital gains
                            12% -
o    Minimum discount           |   ---------------
                                |   |             |
                            10% -   |     11.9%   |
                                |   |             |
                                |   |             |
                             8% -   |             |
                                |   |             |
                                |   |             |
                             6% -   |             |
BUT:                            |   |             |
                                |   |             |          -------------
Yields have halved  -------- 4% -   |             |          |           |
                                |   |             |          |    5.7%   |
                                |   |             |          |           |
                             2% -   |             |          |           |
                                |   |             |          |           |
                                |   |             |          |           |
                             0% -----------------------|-----------------------
                                          1988                   1998

LONG TERM PERFORMANCE                                                    [LOGO]
--------------------------------------------------------------------------------

     Period                      NAV                  Market Price
                               Return %                 Return %
     ---------------------------------------------------------------
     10 years                  10.59 pa                11.48 pa
                              173.70                  196.45

     5 years                    6.20 pa                 6.06 pa
                               35.07                   34.21

     3 years                    8.54 pa                 8.22 pa
                               27.29                   26.75

     1 year                    -4.28                   -2.00


     As of February 28, 1998 (assuming reinvestment of distributions)

OUTSTANDING PERFORMANCE HISTORY                                          [LOGO]
--------------------------------------------------------------------------------

Year      Ranking         Period        Lipper Category

1997        1st          10 years       World Income Funds:  Developed Nations
 "          1st           7 years         "     "      "         "        "
1996        1st          10 years         "     "      "         "        "
 "          1st           7 years         "     "      "         "        "
 "          1st           5 years         "     "      "         "        "
1995        1st           5 years         "     "      "         "        "
1994        1st           5 years         "     "      "         "        "
1993        1st           7 years       All Funds
 "          1st           5 years       General World Income Funds
1992        1st           5 years       All Funds

                                                                         [SEAL]

THE CURRENT SITUATION ....                                               [LOGO]
--------------------------------------------------------------------------------

o    Annualized cash distribution rate = 9.52%*

o    Australian/US bond spread narrowed

o    Bull market may continue

o    Distributions to remain competitive
     but two year horizon






*  Based on market price of $7.5625 as of March 31, 1998

 ... THE OPPORTUNITY - ASIA                                               [LOGO]
--------------------------------------------------------------------------------

o    Yields are high

o    Currencies have already fallen

o    Governments undertaking major
     economic reform

o    Markets opening to foreign investors

HIGH YIELDS                                                              [LOGO]
--------------------------------------------------------------------------------

                      Substantial pick-up for US investors

24% -|
     |
     |
     |                                                              ----------
18% -|                                                              |        |
     |                                                 ----------   |        |
     |                                    ---------    |        |   |        |
     |                        ---------   |       |    |        |   |        |
     |                        |       |   |       |    |        |   | 20.50% |
12% -|             --------   |       |   |       |    | 16.80% |   |        |
     |             |      |   |       |   | 15.59%|    |        |   |        |
     |             |      |   | 14.49%|   |       |    |        |   |        |
     |             |      |   |       |   |       |    |        |   |        |
 6% -|  --------   |10.86%|   |       |   |       |    |        |   |        |
     |  |      |   |      |   |       |   |       |    |        |   |        |
     |  | 4.79%|   |      |   |       |   |       |    |        |   |        |
     |  |      |   |      |   |       |   |       |    |        |   |        |
 0% -|-----------|----------|-----------|-----------|-------------|------------|
       Australia   Malaysia   Thailand      India     Philippines    S. Korea


 As of March 31, 1998

ASIAN CURRENCIES HAVE FALLEN                                             [LOGO]
--------------------------------------------------------------------------------

                             Lower currency risk now

  0%-|  |      |  |       |   |       |   |       |    |       |    |       |
     |  |-6.83%|  |       |   |       |   |       |    |       |    |       |
     |  --------  |-28.48%|   |       |   |       |    |       |    |       |
     |            |       |   |-28.61%|   |       |    |       |    |       |
     |            |       |   |       |   |-34.27%|    |       |    |       |
-20%-|            |       |   |       |   |       |    |-34.49%|    |       |
     |            ---------   |       |   |       |    |       |    |-72.03%|
     |                        ---------   |       |    |       |    |       |
     |                                    ---------    |       |    |       |
     |                                                 ---------    |       |
-40%-|                                                              |       |
     |                                                              |       |
     |                                                              |       |
     |                                                              |       |
     |                                                              |       |
-60%-|                                                              |       |
     |                                                              |       |
     |                                                              |       |
     |                                                              |       |
     |                                                              ---------
     |
-80%-|
        India   Philippines   Malaysia     S. Korea    Thailand     Indonesia


  Currency movements June 30, 1997 to March 31, 1998

THE INVESTMENT OUTLOOK                                                   [LOGO]
--------------------------------------------------------------------------------

o  Near-term

   -  Yields to remain high
   -  Currencies oversold
   -  Liquidity growing

o  Medium- to long-term

   -  Major economic reforms
   -  Expanding debt markets
   -  High relative yields to be maintained
   -  Long-term capital gain potential

THE "NEW LOOK" PRIME                                                     [LOGO]
--------------------------------------------------------------------------------

o  Minimum 65% in Australia

o  Maximum 35% in Asia/New Zealand

o  Minimum 85% investment grade


RESULT:

o  New dynamics

o  Consistent distribution potential

o  Long-term capital gain potential

The Board Unanimously
Backs This Proposal                                                      [LOGO]
--------------------------------------------------------------------------------

o The proposal represents an opportunity for Prime to grow and prosper


   -----------------------------------------------------------------------
   |                                                                     |
   |                          AGM:  May 14, 1998                         |
   |                                                                     |
   |                       MAIL PROXIES BY:  MAY 11,                     |
   |                                 1998                                |
   |                                                                     |
   |          Note:  This is a proposal that cannot be voted on by       |
   |           brokers unless they obtain instructions from their        |
   |                               clients.                              |
   |                                                                     |
   |                                                                     |
   -----------------------------------------------------------------------

S & P RATINGS                                                            [LOGO]
--------------------------------------------------------------------------------

     Country                       LT Foreign Rating

     Japan                                AAA
     New Zealand                          AA+
     Taiwan                               AA+     Investment
     Australia                            AA        grade
     Hong Kong                            A+
     Malaysia                             A
     China                                BBB+
     Thailand                             BBB-
--------------------------------------------------------------------------------
     South Korea                          BB+
     India                                BB+
     Philippines                          BB+
     Indonesia                            B-



     Standard & Poor's Ratings as of March 31, 1998

PRIORITY COUNTRIES                                                       [LOGO]
--------------------------------------------------------------------------------

o  Philippines:  Graduated from IMF program

o  India:  Relative currency stability

o  South Korea:  New Issue oversubscribed

o  Malaysia:  Banking sector reform

YIELD PICKUP FROM ASIA                                                   [LOGO]
--------------------------------------------------------------------------------

o  Philippines                          15 - 20%

o  India                                16 - 20%

o  South Korea                          17 - 30%

o  Malaysia                             11 - 15%